UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2022

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
Second Floor, Washington House
16 Church Street
Hamilton, HM 11, Bermuda
(441) 279-8400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preference Share, Series C	ATHPrC	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 4.875% Fixed-Rate Perpetual Non-Cumulative Preference Share, Series D	ATHPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As reported in a Current Report on Form 8-K filed by Athene Holding Ltd. (the “Company”) on January 10, 2022 (the “Original Form 8-K”), William J. Wheeler, President of the Company, notified the Company of his decision to resign from his role as President of the Company, effective as of March 31, 2022 (the “Transition Date”), and transition to the role of Vice Chairman of the Company.
This Current Report on Form 8-K/A amends the Original Form 8-K to provide information regarding the terms of Mr. Wheeler’s service as Vice Chairman of the Company.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 18, 2022, the Company entered into a letter agreement (the “Letter Agreement”) with Mr. Wheeler. Under the Letter Agreement, Mr. Wheeler will continue to serve as the President of the Company, under the current terms and conditions of his employment, through the Transition Date. For service through the Transition Date, Mr. Wheeler will be entitled to (i) continuation of compensation and benefits arrangements at the same level that they have been prior to the Transition Date, (ii) remain eligible for an annual bonus in respect of the 2021 calendar year, (iii) receive a long-term incentive award with a grant date fair value of $2,250,000, and (iv) receive a one-time grant of restricted stock units having a value of $6,500,000. While serving as Vice Chairman of the Company, Mr. Wheeler will be entitled to an annual base salary of $100,000 and will continue to participate in the Company’s compensation and benefits programs as an employee, including continued vesting of his outstanding equity awards and grant of limited partner interests from the Apollo/Athene Dedicated Investment Program, in each case in accordance with their terms and applicable underlying equity plans.
Mr. Wheeler’s initial term as Vice President of the Company will continue through March 31, 2024, with automatic renewals for additional one-year periods. Mr. Wheeler’s service as Vice Chairman may be terminated by either party upon 90 days’ prior written notice and may be terminated by the Company immediately for cause.
Pursuant to the Letter Agreement, Mr. Wheeler is subject to ongoing non-solicitation and confidentiality covenants contained in the Employment Agreement, dated as of September 7, 2015, between the Company and Mr. Wheeler.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date:	February 18, 2022	/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel